UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of report (Date of earliest event reported)     March 8, 2006
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                             GIFT LIQUIDATORS, INC.
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               (Exact Name of Registrant as Specified in Charter)

         Oklahoma                    000-50675                73-0731559
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(State or Other Jurisdiction        (Commission              (IRS Employer
    of Incorporation)               File Number)            Identification No.)


     270 Laurel Street, 1st Floor Office, Hartford, CT             06105
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        (Address of Principal Executive Offices)                 (Zip Code)

Registrant's telephone number, including area code   (860) 728-1959
                                                   -----------------------------


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 4.01.      Changes in Registrant's Certifying Accountant.

     (a) On March 8, 2006, the firm of M. Thomas Buxton III, CPA, P.C. resigned as the independent registered public accounting firm engaged to audit our financial statements. M. Thomas Buxton III, CPA, P.C. had not audited any of our consolidated financial statements, having replaced our previous independent registered public accounting firm, Evans, Gaither & Associates, PLLC, on September 23, 2005.

     M. Thomas Buxton III, CPA, P.C.'s resignation was accepted and ratified by our Board of Directors, as of March 9, 2006, and was made in light of the change of address of our principal executive offices from Oklahoma to Connecticut, and the consequential determination that it would be more efficient and cost-effective for us to engage a firm with a local office in Connecticut.

     Prior to M. Thomas Buxton III, CPA, P.C.'s resignation, the firm reviewed our unaudited interim report for the three-month period ended September 30, 2005. In connection with such review, there were no disagreements between our company and M. Thomas Buxton III, CPA, P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to M. Thomas Buxton III, CPA, P.C.'s satisfaction, would have caused them to make reference to the subject matter of the disagreements in its reports. In addition, there were no "reportable events" as that term is described in Item 304(a)(1)(v) of Regulation S-B.

     We provided M. Thomas Buxton III, CPA, P.C. with a copy of the disclosures contained herein, and requested that it furnish us with a letter, addressed to the Securities and Exchange Commission (the "Commission"), stating whether it agrees with the statements made above. A copy of such letter, dated March 11, 2006, is filed as Exhibit 16.1 to this Form 8-K.

     (b) Effective as of March 9, 2006, we engaged Carlin, Charron & Rosen, LLP, independent public accountants, as the new principal accountant to audit our financial statements. The decision to engage Carlin, Charron & Rosen, LLP was approved by our Board of Directors on March 9, 2006.

     We did not consult Carlin, Charron & Rosen, LLP during the fiscal years ended December 31, 2004 and 2003, or through March 9, 2006, with regard to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements; or (ii) any matter that was either the subject of a disagreement or event as defined in Item 304(a)(1)(iv) of Regulation S-B, promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

     We have provided a copy of the disclosures in this report to Carlin, Charron & Rosen, LLP and offered them the opportunity to furnish a letter to the Commission contemplated by Item 304(a)(2)(ii)(D) of Regulation S-B of the Exchange Act. Carlin, Charron & Rosen, LLP has advised that it does not intend to furnish such a letter to the Commission.

Item 9.01.     Financial Statements and Exhibits.

       (a)     Financial Statements of Businesses Acquired.

               Not Applicable

       (b)     Pro Forma Financial Information.

               Not Applicable


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


       (c)     Shell Company Transactions.

               Not Applicable

       (d)     Exhibits

       Exhibits
       --------

         16.1 Letter from M. Thomas Buxton III, CPA, P.C. to the Commission, dated March 11, 2006







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


                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                          GIFT LIQUIDATORS, INC.


Date: March 14, 2006                      By: /s/ David Mladen
     ---------------------                   ---------------------------------
                                                  David Mladen
                                                  President




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